UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  April 9, 2008
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

          Nevada                     000-52319                    20-5086877
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(State or other jurisdiction    (Commission File No.)           (IRS Employer
of incorporation)                                            Identification No.)


              1717 St. James Place, Suite 250, Houston, Texas 77056
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               (Address of principal executive offices) (Zip Code)


                                 (713) 877-8847
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.01   Changes in Registrant's Certifying Accountant.

(a) Dismissal of Moore & Associates, Chartered

     On April 7, 2008, the Board of Directors of Exterra Energy, Inc. (the "Company") dismissed Moore & Associates, Chartered ("Moore") as its independent registered public accounting firm, effective immediately.

     Moore's reports on the Company's financial statements as of and for the fiscal years ended May 31, 2006 and May 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended May 31, 2006 and 2007, and through the period ended April 7, 2008, there were no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Moore's satisfaction, would have caused Moore to make reference thereto in its reports on the financial statements for such periods. During the period described in the preceding sentence, there were no "reportable events" (as defined in the Securities and Exchange Commission Regulation S-K, Item 304(a)(1)(v)).

     The Company provided Moore with a copy of the above disclosures and requested Moore to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of the Moore Letter to the Securities and Exchange Commission.

(b) Engagement of Malone & Bailey.

     On April 7, 2008, the Board of Directors of the Company engaged Malone & Bailey ("M&B") as the Company's independent registered public accounting firm as of and for the fiscal year ending May 31, 2008. During the fiscal years ended May 31, 2006 and 2007 and through April 7, 2008 neither the Company nor anyone acting on its behalf consulted with M&B regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

Item 9.01.  Financial Statements and Exhibits.

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

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Exhibit No.         Description
-----------         ------------------------------------------------------------

16.1 Letter from Moore & Associates, Chartered to the Securities and Exchange Commission dated April 7, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         EXTERRA ENERGY INC.,


                                         /s/ Ray Ledesma
                                         -------------------------------
                                         RAY LEDESMA
                                         President

                                         Dated:   April 9, 2008